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                                                                   EXHIBIT 10.59



                          BERNAL CORPORATE PARK LEASE
                           FIRST AMENDMENT TO LEASE

      That certain Lease dated December 9, 1996, by and between BERNAL CORPORATE PARK, a joint venture between Principal Mutual Life Insurance Company, an Iowa Corporation and Patrician Associates, Inc., a California Corporation, Landlord, and PAN AMERICAN BANK, FSB, a California Corporation, Tenant, for the premises located at 7041 Koll Center Parkway, Suite 135, is amended this 27th day of January, 1997, by amending (or adding as the case may be) the clauses below with the like numbered clauses in the Lease.


ARTICLE 1   TERM
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            Commencement Date:         January 15, 1997
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            Expiration Date:           January 14, 2002
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All other terms and conditions of the above described Lease shall remain in full force and effect.


BERNAL CORPORATE PARK, a joint venture between Principal Mutual Life Insurance Company, an Iowa Corporation and Patrician Associates, Inc., a California Corporation


By:  Patrician Associates, Inc., a California Corporation, Joint Venture Partner

By:  /s/ [SIGNATURE ILLEGIBLE]
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By:
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By:  Principal Mutual Life Insurance Company, an Iowa Corporation, Joint Venture
     Partner

By:  /s/ [SIGNATURE ILLEGIBLE]
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By:
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TENANT:       PAN AMERICAN BANK, FSB a California Corporation

By:  /s/ LAWRENCE J. GRILL
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Its: President
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